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                                                                    EXHIBIT 10.7

                                 SALINA PLACE
                                     LEASE

        THIS AGREEMENT made this the 9 day of January, 1997 by and between RAILROAD STREET PARTNERSHIP, a general partnership organized under the laws of the State of New York, having its principal address at P.O. Box 865, Syracuse, New York 13201 (hereinafter referred to as "Landlord"), and

                     Briar Joy Development Corp.
                     d/b/a SCC Telecommunications
                     108 East Washington Street
                     Syracuse, NY  13202

(hereinafter referred to as "Tenant"), herein set forth as follows:


                             ARTICLE 1 - Premises

1.01 - Premises

       Landlord hereby leases to Tenant and Tenant hereby leases and rents from Landlord those certain premises in the Salina Place office building development (hereinafter called the "Building") which is located at 205-213 South Salina Street in the City of Syracuse, in the County of Onondaga and State of New York, which premises are on the second floor(s) of the Building and are outlined on the floor plan(s) attached hereto and made a part hereof as Exhibit "A" (said premises being hereinafter called the "Premises"), together with the right to use, in common with others, the Building Common Areas, as defined in Section
1.02 hereof. The gross leasable area of the Premises, including Tenant's share of Building Common Areas, is determined to be 4,163 square feet. The Premises shall include the area bounded by: the center line of any walls common to adjacent tenants, the Building Common Area side of any wall adjoining Building Common Areas (but not the surface thereof), the line established by the exterior face of the exterior walls of the Building, the floor surface and the lower surface of the next higher floor (or roof). Landlord reserves unto itself, its successors and assigns, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading throughout the Premises in locations which will not materially interfere with Tenant's use of the Premises. No right to use any part of the exterior of the Building and no easement for light or air are included in the lease of the Premises hereby made.

1.02 - Definition of Building Common Areas and Building Common Facilities

       "Building Common Areas" and "Building Common Facilities" are defined jointly to mean all areas, space equipment, common utility, electrical and mechanical lines, pipes or ducts, signs and special services provided by Landlord specifically for the Building or for the common or joint use and benefit of the tenants in the Building, their employees, agents, customers, visitors and other invitees, including without limitation hallways, corridors, trash rooms, mechanical and electrical

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rooms, storage rooms, stairways, entrances, elevators, rest rooms, lobbies, stairs, loading docks, pedestrian walks, alley ways, roofs and basements, janitor's storage closets and all other common rooms and common facilities within the Building or appurtenant thereto.


                          ARTICLE 2 - Terms of Lease

2.01 - Term

       The initial term of this Lease shall be Three years and Seven months (3 years 7 month).

2.02 - Commencement and Stipulation of Term

       The term of this Lease shall commence on June 1, 1997 and shall terminate on Dec. 31, 2000.

       The date of commencement of the term of this Lease as set forth above is herein referred to as the "Term Commencement Date". The word "term" shall, unless otherwise expressly provided to the contrary, be deemed to include the initial and any renewal term. The parties agree to execute and deliver a written Stipulation of Term Agreement in the form attached hereto as Exhibit "F" expressing the commencement and expiration dates of the term hereof when such dates have been determined.


                    ARTICLE 3 - Rent, Taxes and Lease Year

3.01 - Fixed Monthly Rent

       Tenant agrees to pay to Landlord at the offices of Landlord, or at such other place designated by Landlord, without any prior demand thereof and without any deduction or set-off whatsoever, and as fixed monthly rent, the sum of page 2a [information on page 4 of this document] Dollars ($______________________) (sometimes referred to herein as "fixed monthly rent"), payable in advance upon the first day of each calendar month during the term hereof. The monthly installment shall be deemed to have been paid upon such first day only if actually received by such first day.

       If the term shall commence or terminate upon a day other than the first (or in the case of termination the last) day of a calendar month. Tenant shall pay, upon the Term Commencement Date, and on the first day of the last calendar month of the term, a pro-rata portion of the fixed monthly rent for the first and last fractional calendar month, respectively, prorated on a per diem basis with respect to such fractional calendar month.

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3.02 - Taxes

       (a) The term "Building Taxes" shall be deemed to include (i) all real property taxes (which shall be deemed to include all property taxes and assessment, water and sewer rents, rates and charges, parking and environmental surcharges and any other governmental charges, general and special, ordinary and extraordinary, and any payments required to be made to the City of Syracuse pursuant to a "Payment in Lieu of Taxes" agreement) which may be levied or assessed by any lawful authority against the Building, the Building Common Areas or the Building Common Facilities.

       (b) During the term of this Lease, Tenant agrees to pay to Landlord, as additional rent, Tenant's Allocable Share (computed pursuant to Section 22.09 hereof) of the amount by which Building Taxes payable by Landlord for each lease year exceeds the Building Taxes payable during the Tax Base Year as hereinafter defined (said excess amount hereinafter called "increases in building Taxes"). The term "Tax Base Year" shall mean the period of January 1, 19 ______ through December 31, 19 ______. At the beginning of each lease year, Landlord will submit to Tenant Landlord's estimate of the increases in Building Taxes anticipated for that lease year. Within ten (10) days after receipt of such estimate, (and thereafter on the first day of each month without invoice) Tenant shall pay to Landlord an amount equal to one twelfth (1/12) to Tenant's Allocable Share of such estimated increases in Building Taxes. Following the end of each lease year (or partial lease year), Landlord will furnish to Tenant a comparative statement showing Tenant's Allocable Share of the actual increase in Building Taxes payable for such lease year and the amounts paid by Tenant (based on Landlord's estimate of increases in Building Taxes) attributable to such lease year. Any overpayment or underpayment by Tenant shall be promptly adjusted by payment, within fifteen (15) days, of the balance of any underpayment for such year, or by applying any overpayment as a credit to the next succeeding monthly installments of increases in Building Taxes.

       (c) Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise, surcharge and/or assessment (other than a tax on net rental income or franchise tax) upon or against the rents payable by Tenant to Landlord, or upon or against the Building, the Building Common Areas or Building Common Facilities, either by way of substitution for or in addition to any existing tax on land or buildings or otherwise, Tenant shall be responsible for and shall pay Tenant's Allocable Share of such tax, excise, surcharge and/or assessment in the manner provided in subparagraph (b) above.

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3.01   Fixed Monthly Rent

       Period                 Monthly      Annual         S.F.

       06/01/97 - 12/31/97    $4,163.00    $49,956.00=    $12.00/s.f.

       01/01/98 - 12/31/98    $4,856.83    $58,282.00=    $14.00/s.f.

       01/01/99 - 12/31/99    $5,550.67    $66,608.00=    $16.00/s.f.

       01/01/00 - 12/31/00    $6,244.50    $74,934.00=    $18.00/s.f.


       (d) Landlord may seek a reduction in the assessed valuation (for real estate tax purposes) of the Building by administrative or legal proceeding. Tenant shall pay to Landlord Tenant's Allocable Share of Landlord's cost for said proceedings including but not limited to special counsel, counsel's reimbursable expenses, and special appraiser if required. Tenant's Allocable Share of Landlord's costs being computed under Section 22.09. Upon receipt of any refund relating to any period for which Tenant has paid Tenant's Allocable Share of increases in Building Taxes under Section 3.02(b) above. Landlord shall (after deducting Landlord's unreimbursed costs to obtain such refund) recompute the amount that would have been due from Tenant (after subtracting such refund) and pay to Tenant the amount by which the share of increases in Building Taxes originally paid by Tenant exceed such recomputed amount.

3.03 - Past Due Rent

       If during the term of this Lease, Tenant shall fail to pay the fixed monthly minimum rent or additional rent when the same is due and payable, then interest at the monthly rate of 2.0% shall accrue from and after the date on which any such sum shall be due and payable and such interest shall be paid to Landlord, as additional rent, at the time of payment of the delinquent sum. Landlord shall have the right to apply any payments made by Tenant first to any deficiency in the payment of the interest provided for hereunder.

3.04 - Definition of Lease Year and Partial Lease Year

       The term "lease year" is defined to mean a period of twelve (12) consecutive months, the first full lease year commencing on the first day of January following the Term Commencement Date, and each succeeding lease year commencing on the anniversary of the commencement of the first full lease year. Any portion of the term which is less than a lease year shall be deemed a "partial lease year" and computation requiring proration shall be pro-rated on a per diem basis using a 365 day year.

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3.05 - Additional Rent

       All rents, charges, costs, expenses, reimbursements, fees, interest and other payments to be made by Tenant to Landlord under this Lease, other than fixed monthly rent, shall be deemed to be "additional rent". In the event of non-payment of any additional rent, Landlord shall have all the rights and remedies provided for herein or otherwise available in case of non-payment of rent or of a breach of covenant.


           ARTICLE 4 - Construction of Improvements and Alterations

4.01 - Landlord's Work

       Landlord, at its own cost and expense, shall perform all items of Landlord's Work described in Exhibit "B" attached hereto and made a part hereof. Any work in addition to the items specifically enumerated in said Exhibit "B" shall be performed by Tenant at its own cost and expense.

4.02 - Tenant's Work

       Tenant shall at its cost and expense perform the Tenant's Work described in Exhibit "C" attached and made a part hereof in accordance with plans and specifications for such work approved by Landlord's architect.

       Tenant acknowledges its ability to perform Tenant's Work and no delay in its performance shall cause or be deemed to cause any delay or postponement in the commencement of the term of this Lease.

       Any equipment or work which Landlord installs or constructs on Tenant's behalf and at Tenant's cost shall be paid for by Tenant, as additional rent, within fifteen (15) days after receipt of Landlord's invoice therefor.

4.03 - Alterations

       Tenant shall make no alterations, additions or improvements in or to the Premises, including, but not limited to, an air conditioning, heating, electrical or plumbing system, unit or part thereof or other apparatus of like or other nature, without Landlord's prior written consent. All alterations, additions or improvements upon the Premises, made by either party, including all paneling, decorations, partitions, railing, mezzanine floors, galleries and the like shall unless Landlord expressly elects otherwise (which election shall be made by giving a written notice to Tenant not less than thirty (30) days prior to the expiration or other termination of the term of this Lease) become the property of Landlord, and shall remain upon, and be surrendered with said Premises as a part thereof at the end of the term. In the event the Landlord shall elect otherwise, then such alterations, decorations, installations, additions or improvements made by Tenant upon the Premises

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as the Landlord shall select shall be removed by the Tenant, and Tenant shall prior to the expiration of the term repair any damage caused by such removal and restore the Premises to their original condition, at Tenant's own cost and expense.

4.04 - Signs, Awnings and Canopies

       Tenant will not place or maintain or suffer to be placed or maintained on or in an exterior door, wall or window of the Premises any sign, awning or canopy, window shade or blind, decoration, lettering or advertising matter or other thing of any kind without first obtaining Landlord's written approval. Tenant further agrees to maintain such sign, awning, canopy, window shade or blind, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times.


                          ARTICLE 5 - Use of Premises

5.01 - Use of Premises

       Tenant agrees to occupy and use the Premises for the following purpose and for no other purpose whatsoever: long distance cellular and paging sales and service. Tenant further agrees to comply with the rules and regulations set forth in Exhibit "D" attached hereto and made a part hereof, and with such reasonable modification thereof and additions thereto as Landlord may make, from time to time. Landlord shall not be responsible for the non-observance by any other tenant of any said rules and regulations and shall not be responsible to Tenant for any violation of the rules and regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building, or its agents or employees.


                          ARTICLE 6 - Operating Costs

6.01 - Definitions

       "Operating Costs" shall mean the total costs and expense incurred in operating, managing and maintaining the Building, the Building Common Areas and the Building Common Facilities, including but without limiting the generality of the foregoing, the costs and expense of: planting, maintaining, replanting and replacing flowers, plants and landscaping; parking area or sidewalk repair and maintenance; water and sewerage charges; janitorial and cleaning services (including labor, materials and supplies); insurance premiums; operation and maintenance of lighting, sanitary control facilities, heating, ventilating and air conditioning, elevators and Common Area equipment and utility systems; repairs to the Building, the Building Common Areas and the Building Common Facilities; painting and caulking; refinishing, glass and window cleaning and repair; removal of snow, ice, trash, garbage and other refuse; fire protection and sprinkler maintenance, security costs; depreciation of the capital cost of and any rental for the leasing of any fixture, machinery or equipment (including lighting, heating and air conditioning) or vehicles used in connection with use,

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operation or maintenance of the Building Common Areas and the Building Common
Facilities; repair and placement of water lines, sanitary and storm lines and other utility systems serving the Building, all charges for utility service related to the Building Common Areas and the Building Common Facilities; personnel and management costs, fees for audits and accounting, permits and licenses and other governmental impositions or surcharges; holiday and other decorations, and a charge equal to eighteen percent (18%) of the Operating Costs and the Building Taxes.

       Operating Costs shall not include commissions or expenses for obtaining leases, or the cost to prepare or renovate space for new tenancies.

6.02 - Increases In Operating Costs

       During the term of this Lease, Tenant agrees to pay to Landlord, as additional rent, Tenant's Allocable Share (computed pursuant to Section 22.09 hereof) of the amount by which Operating Costs for each lease year exceed the Operating Costs for the Base Period as hereinafter defined (said excess amount hereinafter called "increase in Operating Costs"). The "Operating Costs for the Base Period" shall mean the amount of Operating Costs actually incurred during the period from January 1, 1997 through December 31, 1997. At the beginning of each lease year, Landlord will submit to Tenant Landlord's estimate of the increase in Operating Costs anticipated for that lease year. Within ten (10) days after receipt of such estimate, (and thereafter on the first day of each month without invoice) Tenant shall pay to Landlord an amount equal to one twelfth (1/12) of Tenant's Allocable Share of such estimated increases in Operating Costs. Following the end of each lease year (or partial lease year), Landlord shall furnish to Tenant a comparative statement showing Tenant's Allocable Share of the actual increases in Operating Costs incurred during such lease year and the amounts paid by Tenant (based on Landlord's estimate of increases in Operating Costs) attributable to such year. Any overpayment or underpayment by Tenant shall be promptly adjusted by payment by Tenant, within fifteen (15) days, of the balance of any underpayment for such year or by applying any overpayment as a credit to succeeding monthly installments of increases in Operating Costs. All the Operating Costs shall be subject to audit by Tenant upon reasonable notice, and Landlord and Tenant shall use their best efforts to minimize such costs of operation, management and maintenance in a manner consistent with generally accepted office building practices.

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                           ARTICLE 7 - Utility Costs

7.01 - Utility Costs

       [THIS SECTION DELETED]

7.02 - Periodic Adjustments

       The charges in Section 7.01 above, shall be adjusted periodically based upon changes in usage, peak demand load, and changes in the cost of the utility services following the date of this Lease, including but not limited to the number of hours during which the Premises is used, connected load, recalculations, water rate changes, rate changes imposed by utility companies, and rate changes imposed by fuel companies (including, but not limited to, fuel adjustment rates).


                              ARTICLE 8 - Repairs

8.01 - Repairs

       Tenant shall, at Tenant's own expense, keep the Premises, including everything therein, including all glass in windows and doors but excluding the heating and air-conditioning systems, in good order, condition and repair during the term. Landlord shall, as part of the Operating Costs set forth in Article 6, maintain the heating and air-conditioning systems throughout the Building (including the Premises) and the Common Area and Common Facilities of the Building in good order and repair. Repairs made by Landlord required due to negligence or fault of Tenant, its contractors, agents or employees shall be made at Tenant's expense.


                             ARTICLE 9 - Indemnity

9.01 - Indemnity

       Tenant does hereby indemnify Landlord (and such other persons as are in privity of estate with Landlord) and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury or damage to property arising from or out of any occurrence in, upon or at the Premises, from or out of the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, lessees, concessionaires or invitees. In case Landlord (and such other persons as are in privity of estate with Landlord) shall be made a party to any litigation commenced by or against Tenant, then Tenant agrees to protect and hold Landlord harmless and to pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant agrees to pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

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                            ARTICLE 10 - Insurance

10.01 - Liability Insurance

       At all times during the term of this Lease, Tenant, at its sole cost and expense for the mutual benefit of Landlord and Tenant shall maintain personal injury and property damage liability insurance against claims for personal injury, death or property damage occurring on, in or about the Premises during the term of this Lease of not less than One Million Dollars ($1,000,000.00) with respect to personal injury, death or property damage and including contractual indemnity coverage. Tenant's insurance policies shall name Landlord as an additional insured as its interests may appear. In the event that Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance fifteen (15) days prior to the Term Commencement date and fifteen (15) days prior to the expiration dates of each expiring policy, Landlord may obtain such insurance as it may reasonably require to protect its interest. The cost for such policies shall be paid by Tenant to Landlord as additional rent upon demand. All insurance policies required hereunder shall be issued by insurers of recognized responsibility which are licensed to do business in the State of New York.

10.02 - Waiver of Subrogation

       Each party hereto hereby waives on behalf of itself and the insurers of such party's property any and all claims or rights of subrogation of any such insurer against the other party hereto for loss of or damage to the property so insured, and each party hereby agrees to maintain insurance upon its property and to have a waiver of subrogation clause made a part of its insurance policies in the standard form authorized by the New York State Insurance Department.


        ARTICLE 11 - Damage by Fire or Casualty, Theft and Water Damage

11.01 - Untenantability

        If the Premises are damaged by fire or other casualty such that the Premises are made untenantable in whole or in part, then until repairs shall be made or the Lease terminated as hereinafter provided, the fixed monthly rent shall be apportioned on a per diem basis according to the part of the Premises which is usable by Tenant. If the Building shall be so damaged that in the opinion of Landlord the Building should not be restored or the Building should be restored in such a way as to alter the Premises materially, Landlord may cancel this Lease by notice to Tenant given at any time within sixty (60) days after the date of such damage. If this Lease is not so terminated, Landlord will promptly (taking into account the time necessary to effectuate a satisfactory settlement with Landlord's insurance company) restore the damage. Tenant hereby expressly waives the provision of Section 227 of the New York Real Property Law and agrees that the foregoing provisions of this Section 11.01 shall govern and control in lieu thereof.

11.02 - Loss of Property and Water Damage

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        Landlord shall not be responsible to Tenant for any loss or theft of property in or from the Premises, or for any loss or theft or damage of or to any property left with any employee of Landlord, however occurring. Landlord shall not be liable for any damage caused by water, rain, snow or ice, or by breakage, stoppage or leakage of water, gas, heating, air-conditioning, sewer or other pipes or conduits, or arising from any other cause, in, upon, about or adjacent to the Premises, or the Building in which said Premises are located.


                          ARTICLE 12 - Eminent Domain

12.01 - Eminent Domain

        (a) In the event that any part of the Premises shall be condemned or taken in any manner for any public or quasi-public use, at the option of Landlord, or automatically if the whole of the Premises be so taken, this Lease shall forthwith cease and terminate as of the date when possession of the property so taken shall be required or when title shall vest in the taking authority, whichever occurs first, and rent shall be paid up to that date. Landlord shall be entitled to receive the entire award. Tenant hereby assigning to Landlord Tenant's interest therein, if any. Tenant shall not be entitled to any portion of the award with respect to any condemnation, nor shall Tenant have any claim for the value of the unexpired portion of the term.

        (b) In the event that title to a part of the Building other than the Premises shall be condemned or taken and if in the opinion of Landlord the Building should be restored in such a way as to alter the Premises materially, Landlord may terminate this Lease and the term and estate hereby granted by notifying Tenant of such termination within sixty (60) days following the date of vesting of title.


                       ARTICLE 13 - Landlord's Remedies

13.01 - Conditional Limitations and Events of Default

        This Lease and the demised term are subject to the limitation that if, at any time prior to or during the term, any one or more of the following events (herein called an "event of default") shall occur, that is to say:

        (a) If Tenant shall make an assignment for the benefit of its creditors; or

        (b) If the leasehold estate hereby created shall be taken on execution or by other processes of law;

        (c) If any petition shall be filed against Tenant in any bankruptcy, reorganization, composition, extension, arrangement, or insolvency proceedings, and Tenant shall thereafter be adjudicated bankrupt, or such petition shall be approved by the court, or the court shall

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        assume jurisdiction of the subject matter and if such proceedings shall not be dismissed within ninety (90) days after the institution of the same; or if any such petition shall be so filed by the Tenant; or

        (d) If in any proceedings a receiver or trustee be appointed for Tenant's property, and such receivership or trusteeship shall not be vacated or set aside within ninety (90) days after the appointment of such receiver or trustee; or

        (e) If there is a transfer or attempted transfer of this Lease or of Tenant's interest therein or any sublease of the Premises or any portion thereon in violation of the restrictions set forth in this Lease; or

        (f) If Tenant shall fail to pay any installment of the fixed monthly rent, or additional rent or any portion thereof when the same shall become due and payable, and such failure shall continue for ten (10) days after written notice from Landlord; or

        (g) If Tenant shall vacate or abandon the Premises and permit same to remain unoccupied or closed for business (other than temporarily in connection with making permitted repairs or alterations); or

        (h) If Tenant shall fail to perform or observe any other requirement of this Lease (not hereinbefore in this paragraph specifically referred to) on the part of Tenant to be performed or observed, and such failure shall continue for twenty (20) days after written notice thereof from Landlord to Tenant;

then, upon the happening of any one or more of the aforementioned events of default, Landlord may give Tenant a notice (hereinafter called "notice of termination") of its intention to end the term of this Lease at the expiration of five (5) days from the date of service of such notice of termination, and at the expiration of such five (5) days, this Lease and the term hereof, as well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such five (5) day period were the date originally specified herein for the expiration of the demised term of this Lease, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as herein provided.

13.02 - Landlord's Remedies

        (a) If this Lease shall be terminated as in Section 13.01 provided, Landlord or Landlord's agents or employees may immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, licensees, and any subtenants and other persons, firms or corporations, and all or any of its or their property therefrom either by summary dispossess proceedings or by any suitable action or proceeding at law or by force, self-help or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy said Premises, together with all alterations, additions and improvements thereto. Landlord, in the event

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of such re-entry and repossession, may store Tenant's property in a public warehouse or elsewhere at the cost of and for the account of Tenant.

        (b) In case of any such termination, re-entry or dispossess by summary proceedings or otherwise, the rents and all other charges required to be paid up to the time of such termination, re-entry or dispossess, shall be paid by Tenant and Tenant shall also pay to Landlord all expenses which Landlord may then or thereafter incur for legal expenses, attorney's fees, brokerage commissions and all other costs paid or incurred by Landlord for restoring the Premises to good order and condition and for altering and otherwise preparing the same for reletting and for reletting thereof. Landlord may, at any time and from time to time, relet the Premises, in whole or in part, for any rental then obtainable either in its own name or as agent of Tenant, for a term or terms which, at Landlord's option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

        (c) If this Lease be terminated as aforesaid, Tenant nevertheless covenants and agrees notwithstanding any entry or re-entry by Landlord, whether by summary proceedings, termination or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, the installments of fixed monthly rent, additional rent and other charges, as under the terms of this Lease would become due if this Lease had not been terminated or if Landlord had not entered or re-entered as aforesaid, and regardless whether the Premises be relet or remain vacant in whole or in part. In the event the Premises be relet by the Landlord, Tenant shall be entitled to a credit (but not in excess of the rent or other charges reserved under the terms of this Lease) in the net amount of rent received by Landlord in reletting the Premises after deduction of all expenses and costs incurred in reletting the Premises and in collecting the rent in connection therewith. As an alternative, at the election of Landlord, Tenant shall pay to Landlord as damages such a sum as at the time of such termination represents the amount of excess, if any, of the then present value of the total fixed monthly rent, additional rent and other benefits which would have accrued to Landlord under the Lease for the remainder to the Lease term, if the Lease terms had been fully complied with by Tenant, over and above the then present rental value of the Premises for the balance of the term. Suit or suits for the recovery of an deficiency or damages or for any installments or installments of fixed monthly rent, additional rent or other charges hereunder, or for a sum equal to any such installment or installments, may be brought by Landlord at once or from time to time at Landlord's election and nothing in this Lease shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by Tenant or no such cancellation or termination.

        (d) Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption or re-entry or repossession under present or future laws, including specifically but without limitation Section 761 of the New York Real Property Action and Proceedings Law including any amendments hereafter. As an inducement to Landlord to make this Lease and in consideration thereof, the Landlord and Tenant covenant and agree that in any action or proceeding brought by either Landlord or Tenant against the other or any matter whatsoever arising out of, or by virtue of the terms of this Lease or of Tenant's occupancy, Landlord and Tenant shall and do hereby waive trial by jury. In the event Landlord commences any proceedings for non-payment of rent, Tenant shall not interpose any non-compulsory counterclaim in any such proceeding. This shall not, however, be construed as a waiver of Tenant's rights to assert such claim in any separate action or actions initiated by Tenant.

        (e) No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent or additional rent stipulated in this Lease shall be deemed to be other than on account of the earliest amounts due nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed any accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such additional rent or to pursue any other remedy provided by this Lease.

        (f) Tenant hereby grants to Landlord a security interest in all equipment, fixtures, improvements, merchandise, now or hereafter located in the Premises, and all proceeds therefrom, to secure the payment and performance of the Tenant's obligations set forth in this Lease. Upon request, Tenant agrees to sign a Financing Statement simultaneously with the execution and delivery of this Lease or at any time thereafter, and Landlord is hereby authorized to file such Financing Statement as may be required under the Uniform Commercial Code to perfect such security interest. Upon the occurrence of any "event of default", pursuant to Section 13.01 hereof, Landlord shall be entitled to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code. Reasonable attorney fees of the Landlord in enforcing any right or exercising any remedy under this Security Agreement shall be deemed a part of the obligations secured hereby.

        (g) In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity, by statute or otherwise.

        (h) Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise.

                         ARTICLE 14 - Mechanics' Liens

14.01 - Mechanics' Liens

        If any mechanics' lien shall be filed against the Premises, the Building or any portion thereof based upon any act of Tenant or anyone claiming through Tenant, Tenant after notice thereof from Landlord (or any person in privity of estate with Landlord) forthwith shall commence such action by bonding, deposit, payment or otherwise, as will remove or satisfy such lien within fifteen (15) days. In the event Tenant does not remove or satisfy said lien within said fifteen (15) day period, Landlord shall have the right to do so by posting a bond or undertaking, and Tenant agrees to reimburse Landlord for any and all expenses incurred by Landlord in connection therewith five (5) days after receipt by Tenant of Landlord's invoice therefor. These expenses include, but are not limited to filing fees, legal fees and bond premiums.

        However, nothing in this Article 14 shall be deemed or construed as (a) Landlord's consent to any person, firm or corporation for the performance of any work or services or the supply of any materials to the Premises or any improvement thereon, or (b) giving Tenant or any other person, firm or corporation any right to contract for or to perform or supply any work, services or materials that would permit or give rise to a lien against the Premises or any part thereof.


         ARTICLE 15 - Assignments, Subleases and Transfers of Tenant's
                                   Interests

15.01 - Limitation on Tenant's Rights

        Neither this Lease nor any interest of Tenant therein shall be sold, assigned, transferred, mortgaged, pledged, hypothecated or otherwise disposed of, nor shall the Premises or any part thereof be sublet or occupied by other than Tenant, whether by act of Tenant, or by operation of law, or otherwise, without the prior written consent of Landlord in each instance.

        It is understood and agreed between the parties that, should Tenant request Landlord's consent to a proposed assignment of this Lease or a subletting of all or any portion of the Premises, Landlord will, in addition to any other requirements which may be imposed as conditions to Landlord's consent, require that Tenant execute and deliver to Landlord an agreement whereby Tenant obligates itself, as additional rent, to pay over to Landlord the amount, if any, of all rent, additional rent and any other consideration paid by such assignee or sublessee to Tenant pursuant to such assignment or sublease which is in excess of rent and additional rent due and payable from time to time from Tenant to Landlord pursuant to this Lease.

        No consent by Landlord to an assignment of this Lease and no assignment made, shall be effective until there shall have been delivered to Landlord an agreement, in recordable form, executed by Tenant and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligations on Tenant's part to be performed under this Lease to the end of the term hereof.

        Any assignment, mortgage, pledge, or hypothecation of these lease, or of any interest of Tenant hereunder, and any sublease affecting the Premises shall be subject to the full terms and conditions of this Lease. Regardless of the assumption by an assignee of due performance, the

Tenant named herein shall continue to be fully responsible for the due performance of Tenant's obligations under this Lease in the same manner and to the same extent as if no such assignment had been made.

        Any assignment, mortgage, pledge, or hypothecation of this Lease, or of any interest of Tenant hereunder, or any sublease affecting the Premises shall be subject and subordinate to the full terms and conditions of this Lease. Regardless of the assumption by an assignee of due performance, the Tenant named herein shall continue to be fully responsible for the due performance of Tenant's obligations under this Lease in the same manner and to the same extent as if no such assignment had been made.

        Any assignment, mortgage, pledge, or hypothecation of this Lease, or of any interest of Tenant hereunder, or any sublease affecting the Premises, without full compliance with all of the requirements set forth in this Lease, shall be a breach of this Lease and an event of default hereunder.

15.02 - Landlord's Consent

        Any consent by Landlord to a sale, assignment, sublease, mortgage, pledge, hypothecation, or transfer of this Lease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining prior written consent of Landlord to any further sale, assignment, sublease, mortgage, pledge, hypothecating, or transfer of this Lease.

        With respect to any of the consents requested by Tenant under the provisions of this Article 15, whether or not the Landlord shall have consented thereto, Tenant shall pay to the Landlord all reasonable counsel fees and other out-of-pocket expenses incurred by the Landlord in connection therewith.



          ARTICLE 16 - Subordination of Lease and Mortgagee's Rights

16.01 - Subordination

        This Lease and all of the rights and interests of Tenant under this Lease shall be subject and subordinate to any ground or underlying lease and to any mortgage, whether fee or leasehold mortgage, now or hereafter affecting the Premises or the Building or the land under the Building, and to any advances made thereunder, and to the interest thereon, and to any renewal, modification, consolidation, replacement, extension or refinancing thereof.

16.02 - Mortgagee's Rights

        (a) So long as any ground lease or mortgage shall remain a lien on the Premises, the Building, or the land under the Building, Tenant agrees that simultaneously with the giving of any notice to Landlord which is required to be given by this Lease Tenant shall give a duplicate copy thereof to the ground lessor or mortgagee. Further, Tenant agrees that if Landlord defaults in its performance of any of the covenants under the Lease, the ground lessor or mortgagee may cure said default within a reasonable period of time beyond any time period permitted of Landlord, and if necessary be permitted entry upon the Premises for the purpose of curing any such default, all with the same effect as if cured by Landlord. The giving of any such notice to Landlord shall not be properly given under the terms of this Lease and shall be of no force and effect until a duplicate copy thereof shall also have been given to the ground lessor or mortgagee pursuant to this Section 16.02.

        (b) The parties hereto mutually agree that so long as a mortgage shall be a lien upon the Premises, they will not reduce the rents from that provided for in this Lease, provide for payments of rents prior to the time herein provided for, nor terminate this lease prior to the end of the term, except as otherwise expressly provided in this Lease, without first obtaining the consent of the mortgagee in writing, and that any such proposed modifications or terminations without said mortgagee's consent shall be void as against said mortgagee.


                        ARTICLE 17 - Entry to Premises

17.01 - Entry to Premises by Landlord

        Landlord shall have the right to enter Premises at all reasonable times for the purpose of:

        (i)    inspecting the Premises;

        (ii) making any repairs to the Premises or the Building Common Facilities located in the Premises, or performing any work in the Premises that may be necessary by reason of Tenant's default under the terms of this Lease;

        (iii) exhibiting the Premises for the purpose of sale, ground lease, mortgage or other financing of the Building; and

        (iv) exhibiting the Premises within nine (9) months prior to the expiration of the term of this Lease to prospective tenants.


                     ARTICLE 18 - Notice and Certificates

18.01 - Notices and Certificates

        Any notice, statement, certificate, request or demand required or permitted to be given in this Lease shall be in writing sent by registered or certified mail, postage prepaid, return receipt requested, addressed, as the case may be, to the Landlord and to Tenant at the respective addresses shown at the beginning of this Lease or to such other addresses as Landlord or Tenant shall designate in the manner herein provided. Such notice, statement, certificate, request or demand shall be deemed to have been given on the date mailed as aforesaid in any post office or branch post office regularly maintained by the United States Government, except for notice of change of address or revocation of a prior notice, which shall only be effective upon receipt.

        At any time or times when Tenant's interest herein shall be vested in more than one person, firm or corporation, jointly, in common or in severalty, a notice given by Landlord to any one such person, firm or corporation shall be conclusively deemed to have been given to all such persons, firms, or corporation. Any notice by Tenant pursuant to the provisions hereof shall be void and ineffective unless signed by all such persons, firms or corporations unless such persons, firms or corporations shall have previously given notice to Landlord, signed by each of them designating and authorizing one or more of them to give the notice referred to, and such notice shall then be unrevoked by any notice to Landlord.

18.02 - Certificate by Tenant

        Within ten (10) days after request by Landlord from time to time, Tenant shall deliver to Landlord or to a person, firm or corporation, specified by Landlord, a duly executed and acknowledged instrument, certifying:

        (i) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the Lease is in full force and effect, as modified, and identifying the date of any such modification.

        (ii) whether Tenant knows or does not know, as the case may be, of any default by Landlord of the terms, covenants, and conditions of this Lease, and specifying the nature of such defaults, if any;

        (iii) whether or not there are any then existing set-offs or defenses by Tenant to the enforcement by Landlord of the terms, covenants, and conditions of this Lease and any modification thereof, and if so, specifying them; and

        (iv) the amount of fixed monthly rent and additional rent due hereunder and the date to which the fixed monthly rent and additional rent has been paid.


                   ARTICLE 19 - Covenant of Quite Enjoyment

19.01 - Covenant of Quiet Enjoyment

        Tenant, subject to the terms and provisions of this Lease, on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed shall lawfully, peaceably and quietly have, hold and enjoy the

Premises during the term hereof on and after the Term Commencement Date without hindrance or ejection by any persons lawfully claiming under Landlord.


                             ARTICLE 20 - Services

20.01 - Services

        During the term of this Lease, while Tenant is not in default hereunder, Landlord shall furnish to the Premises electricity, lighting, heating, ventilating, air conditioning, elevator service and water to the plumbing fixtures, if any, on Monday through Friday from 8 a.m. to 6 p.m. and on Saturday from 8:30 a.m. to 1:30 p.m., principal legal holidays excepted. Landlord shall also furnish janitorial services consisting of cleaning floors, removing waste paper each business day and window cleaning.

20.02 - Interruption of Service

        No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Building or its appurtenances. There shall be no diminution or abatement of rent or any other compensation for interruption or curtailment of any service or utility herein expressly or impliedly agreed to be furnished by Landlord which such interruption or curtailment shall be due to accident, alterations, repairs desirable or necessary, or to inability or difficulty in securing supplies or labor, or to some other cause not gross negligence on the part of Landlord. No such interruption or curtailment shall be deemed a constructive eviction. Tenant agrees that Landlord shall not be responsible for interruption of utility service caused by any utility company or governmental regulatory agency or for other reasons beyond Landlord's reasonable control.


               ARTICLE 21 - Certain Rights Reserved to Landlord

21.01 - Certain Rights Reserved to Landlord

        Landlord reserves the following rights:

        (i) To Name the Building and to change the name or street address of the Building;

        (ii) To install and maintain a sign or signs on the exterior or interior of the Building;

        (iii) During the last ninety (90) days of the term, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, including the placing of a notice of reasonable size on or in the Premises offering said Premises "For Rent" or "For Lease", all without affecting Tenant's obligation to pay rental for the Premises;

        (iv)   To constantly have pass keys to the Premises; and

        (v) At any time in the event of an emergency, or otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operations or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority.


                     ARTICLE 22 - Miscellaneous Provisions

22.01 - Holdover

        Should Tenant continue to occupy the Premises after the expiration or earlier termination of this Lease, whether with or against the consent of Landlord, such tenancy shall be from month-to-month, and such month-to-month tenancy shall be under all the terms, covenants and conditions of this Lease, and at double the fixed monthly rent reserved herein for the last year of the term.

22.02 - Limitation on Personal Liability

        It is understood and agreed that Tenant shall look solely to the estate and property of Landlord, its successors and assigns, in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord and any other obligations or liability of Landlord created by or under this Lease, and no other property or assets of Landlord, its successors and assigns, or of their respective partners, beneficiaries, co-tenants, shareholders, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies.

22.03 - Definition of Landlord

        The term "Landlord", as used in this Lease, shall be limited to mean and include only the owner of the Building (or the owner of a lease of the Building), at the time in question. In the event of any transfer or transfers of the Landlord's interest in this Lease or the title to the Building (or in the event of any lease of the Building or assignment of such lease). Landlord herein named (and in case of any subsequent transfer or conveyance, the then grantor), including each of its partners, beneficiaries, co-tenants, shareholders, or principals (as the case may be), shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all obligation or liability as respects the performance of any covenants or agreements on the part of Landlord to be performed.

22.04 - Force Majeure

        The period of time during which either party is prevented or delayed in any performance or the making of any improvements or repairs or fulfilling any obligation under this Lease, other than the payment of fixed monthly rent, additional rent or any other required payment, due to unavoidable delays caused by fire, catastrophe, strikes or labor trouble, civil commotion, Acts of God or the public enemy, governmental prohibitions or regulations or inability to obtain materials by reason thereof, or any other causes beyond such party's reasonable control, shall be added to such party's time for performance, and such party shall have no liability by reason thereof.

22.05 - Relocation of Tenant

        Landlord reserves the right, and Tenant consents, to relocate Tenant to other space with approximately the same square footage area within the Building upon sixty (60) days written notice to Tenant. Such relocation shall be at Landlord's cost and expense and shall in no way affect the obligation or duties of either party hereunder.

22.06 - Failure to Give Possession

        If Landlord is unable to give possession of the Premises on the Term Commencement Date by reason of the holding over or retention of possession of any tenant, tenants, or occupants or for any other reason, or if repairs, improvements or decoration of the Premises or of the Building are not completed, such inability by Landlord shall not constitute a default under this Lease but the Term Commencement Date shall be postponed until such date as such holdover tenant or occupant shall give up possession of the Premises and the term of this Lease shall be deemed to commence on such Term Commencement Date as postponed (and the termination date of the term of the Lease shall be extended by the same period as the Term Commencement Date is postponed)

22.07 - Surrender of Premises

        At the expiration or sooner termination of this Lease, Tenant shall return the Premises broom-clean and in as good a condition as when Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which Landlord may restore the Premises to such condition and Tenant shall be responsible to pay the cost thereof. Any personal property not removed within three (3) days following the expiration or termination of this Lease shall, at Landlord's option, become the property of Landlord.

22.08 - Attornment by Tenant

        In the event any proceedings are brought for the foreclosure of, or in the event of conveyance by deed in lieu of foreclosure of, or in the event of the exercise of the power of sale under, any mortgage made by Landlord covering the Premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Building or any portion thereof containing the Premises. Tenant shall attorn to and hereby covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the Landlord under this Lease.

22.09 - Definition of Tenant's Allocable Share

        For purpose of determining Tenant's Allocable Share herein, such share shall be the percentage resulting from dividing the number of square feet set forth in Section 1.01 above, by the total number of square feet in the Building, which are leased as of the beginning of each lease year or partial lease year, less the area occupied by the Ida Benderson Center.

22.10 - Division of Costs

        Landlord may construct or operate other office buildings located adjacent to the Building. Tenant agrees that Landlord may treat the Building and the adjacent office buildings as one unit for the purpose of purchasing and providing energy and water, insurance and the common services included within Operating Costs, Landlord shall equitably divide such costs between the Building and any such adjacent office building for each lease year (or partial lease year) and the allocation of such costs shall be subject to verification by Tenant at Landlord's offices.

22.11 - Complete Agreement

        (a) This Lease contains and embraces the entire agreement between the parties hereto, and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement is in writing, signed and acknowledged by the parties hereto, their legal representatives, successors or assigns.

        (b) Tenant acknowledges and agrees that neither Landlord nor any representative of Landlord nor any broker has made any representation to or agreement with Tenant relating to the Premises, this Lease, the Building, or Tenant's operation of business in the Premises or the Building which is not contained in the express terms of this Lease. Tenant acknowledges and agrees that Tenant's execution and delivery of this Lease is based upon Tenant's independent investigation and analysis of the business potential and expenses represented by this Lease, and Tenant hereby expressly waives any and all claims or defenses by Tenant against the enforcement of this Lease which are based upon allegations or representations, projections, estimates, understandings or agreements by Landlord or Landlord's representative that are not contained in the express terms of this Lease. Tenant agrees that there are no rights, easements or licenses which may be acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

22.12 - Memorandum of Lease

        Each party agrees, if requested by the other, to execute a Memorandum of Lease in recordable form.

22.13 - Law Governing, Effect and Gender

        This Lease shall be construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns except as expressly provided otherwise. Use of the neuter gender shall be deemed to include the masculine or feminine, as the sense requires. Any reference to successors and assigns of Tenant is not intended to constitute a consent to any assignment by Tenant but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by the provisions of Article 15 thereof.

22.14 - Invalidity of Particular Provisions

        If any term or provisions of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of the Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

22.15 - Execution of Lease by Landlord

        The submission of this document by either party for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall be effective and binding only upon the execution and delivery thereof by both Landlord and Tenant.

22.16 - Assignment of Rents or Sale and Lease Back

        (a) With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

            (i) that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

            (ii) that except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder upon foreclosure of such holder's mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor.

        (b) Where a party acquires the lessor's interest in property (whether land only, or land and buildings) which includes the Premises, and simultaneously leases the same back, such acquisition shall not be treated as an assumption of Landlord's position hereunder, and this Lease shall thereafter be subject and subordinate at all times to such lease.

22.17 - Other Provisions

        There are attached hereto and incorporated herein the following provisions (insert below the paragraph number and heading of any additional provisions; if there are none, write "NONE"):* **

                       NONE


-------------------------
* SCC Telecommunications, Frank Caruso, has the right of first refusal on the adjacent 1,600 sq. ft. space that they are vacating to occupy this 4,163 sq. ft. space. Landlord must notify SCC Telecommunications in writing with a bona fide offer and SCC Telecommunications has ten (10) days to match the offer and commit to the 1,600 sq. ft. space in writing.

** Commencing June 1, 1997 the lease of 1,600 sq. ft. by and between Briar Joy Development Corp. d/b/a/ SCC Telecommunications will be replaced by this new lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.



Briar Joy Development Corp.              Railroad Street Partnership
d/b/a SCC Telecommunications             (Name of Landlord)


By  /s/                                  By  /s/
  ------------------------------           ------------------------------
   Frank S. Caruso, President                          (Partner)


                                             SCC Telecommunications
                                             ----------------------
                                             (Name of Tenant)


                                             By /s/ Frank S. Caruso, President
                                                -------------------------------
                                                       (Title)

                         (Acknowledgment of LANDLORD)

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF ONONDAGA)


          On this 9th day of January, 1997, before me personally came Anthony Fiorito, to me personally known, who, being by me duly sworn, did depose and say that he resides in 3940 Pawnee Drive, Liverpool, New York 13046, that he is one of the Partners of the RAILROAD STREET PARTNERSHIP, that he is known to me to be one of the Partners of such partnership that executed the within lease as Landlord and he acknowledged to me that he executed the same in the name of and on behalf of such partnership.


                                    /s/ Kristen Fiorito
                                    -------------------
                                         (Notary Public)

                                    KRISTEN FIORITO
                                    Notary Public, State of New York
                                    Qualified in Onondaga County
                                    Reg. No. 01FlSOJ3373
                                    Commission Expires 12/18/97

                   (Acknowledgment of TENANT if Corporation)

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF ONONDAGA)


          On this 9th day of January, 1997, before me personally came Frank Caruso, to me personally known, who, being by me duly sworn, did depose and say that he resides in 207 Woodruff Avenue, Syracuse, New York 13203, that he is the _______________ of __________________, the corporation described in, and which executed the within Lease as Tenant; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                    /s/ Kristen Fiorito
                                    -------------------
                                         (Notary Public)

                               TABLE OF EXHIBITS

EXHIBIT A.................................................... Floor Plan

EXHIBIT B............................................... Landlord's Work

EXHIBIT C................................................. Tenant's Work

EXHIBIT D......................................... Rules and Regulations

EXHIBIT E............................................. Guaranty of Lease

EXHIBIT F.................................. Stipulation of Term of Lease

                                 [EXHIBIT  A]

                                 [Floor Plan]

                                  EXHIBIT  B

                                Landlord's Work



Tenant to take space in "as is" condition.

                                   EXHIBIT C

                                 Tenant's Work

          Tenant to take space in "as is" condition. Tenant shall be obligated for any improvements needed for Tenant's use and occupancy of the Premises.

                                   EXHIBIT D

                             RULES AND REGULATIONS

     (a) Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the advance consent of Landlord, nor shall Tenant install or permit to be installed any vending machines in the Premises.

     (b) Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly are forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner including storage therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Building as a high quality office building, or which will impair or interfere with or tend to impair or interfere with any of the services performed by Landlord for the Building. Tenant shall not use the Premises for any illegal or immoral purpose.

     (c) Tenant shall not display, inscribe, print, paint, maintain or affix on any place or in or about the Building any sign, notice, legend, direction, figure or advertisement, except at the doors of the Premises and on the Directory Board, and then only such name(s) and matter, and in such color, size, style, place and materials, as shall first have been approved by the Landlord. The listing of any name other than that of Tenant, whether at the doors of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the written consent of Landlord mentioned in Article 15, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

     (d) Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purposes other than that of the business address of Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's consent.

     (e) No additional locks or similar devices shall be attached to any door or window without Landlord's written consent. No keys for any door other than those provided by the Landlord shall be made. If more than one (1) key to the Premises is desired, Landlord will provide the same upon payment by Tenant. All keys must be returned to Landlord at the expiration or termination of this Lease.

     (f) All persons entering or leaving the Building between the hours of 6 p.m. and 8 a.m., Monday through Friday, or any time on Saturday, Sunday or holidays, may be required to do so under such regulations as Landlord may impose. Landlord may exclude or expel any peddler.

     (g) Tenant shall not overload any floor. Landlord may direct the time and manner of delivery, routing and removal of all items that are delivered to the Building for Tenant's use and may specify the location of safes and other heavy articles.

     (h) Unless Landlord gives advance written notice, Tenant shall not install or operate any steam or internal combustion engine, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business herein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein (except by using a microwave unit) or use any illumination other than electric light, or use or permit to be brought into the Building any flammable fluids such as gasoline, kerosene, naptha, benzine, and solvents, or any explosives, radioactive materials or other hazardous materials or articles deemed hazardous to life, limb or property except in a manner which would not violate any ordinance or regulation or any condition imposed by standard fire insurance policy issued for office buildings in the municipality where the Building is located, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which would increase the fire or other casualty insurance rate on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts reasonably satisfactory to Landlord.

     (i) Tenant shall cooperate fully with Landlord to assure the effective operation of the Building's air-conditioning systems, including the closing of blinds and drapes, and if windows are operable to keep them closed when the air-conditioning system is in use.

     (j) Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord.

     (k) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from its Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof or into the mechanical rooms of the Building.

     (l) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds by brought in or kept in or about the Premises of the Building.

     (m) With respect to the Premises and the Building Common Areas and Common Facilities. Tenant shall see that the door, and windows, if operable, are closed and securely locked before leaving the Building and shall observe strict care and caution that all water faucets or water apparatus is entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage. Tenant shall install seven (7) day time clocks to automatically shut off any equipment installed by Tenant which, by its nature, is not shut off by Tenant's employees at the end of each business day.

     (n) There shall not be used any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its Manager may determine from time to time. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of the Rules and Regulations or the lease of which these Rules and Regulations are a part.

                                   Exhibit E

                               GUARANTY OF LEASE

     The undersigned, Frank A. Caruso, individual (cross out whichever do not apply) organized and existing under the laws of the State of New York, with principal office at or resident at
207 Woodruff Ave.,  Syracuse, Onondaga,  New York 13203
(Street Address)    (City or Town),      (County), (State), (Zip)

Attention Frank Caruso ........................................................
                        (Insert Name of Person or Office to receive Notice)

Hereinafter together with its or his successors, assigns and legal representatives called the "Guarantor" in consideration of the execution and delivery of the annexed and foregoing Lease bearing date of ...................
19__ wherein RAILROAD STREET PARTNERSHIP, a New York partnership, having its principal address at P.O. Box 865, Syracuse, New York 13201(hereinafter and in said Lease called "Landlord") has leased to Briar Joy Development Corp. d/b/a/ SCC Telecommunications ((Name of Tenant)

     205 South Salina Street
 ...............................................................................
                                (Street Address)

 .Syracuse.............Onondaga....................NY......................13203
(City or Town)        (County)                   (State)                  (Zip)

(hereinafter and in said Lease called "Tenant") certain premises in the Building known as SALINA PLACE as more fully described in said Lease, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, does hereby guarantee to Landlord the full, prompt and punctual performance by Tenant of all of Tenant's agreements, covenants and obligations under and for the term of the Lease, including the payment of all amounts that may be or become payable by Tenant to or for the benefit of Landlord under said Lease and the payment of all damages or costs that arise in consequence of any default by Tenant under the Lease.

     Guarantor has been advised that Landlord requires, as a condition to its execution of said Lease, that the undersigned guarantee the full, prompt and punctual performance of Tenant's obligations under the Lease, and Guarantor is desirous that Landlord enter into said Lease with Tenant.

     Guarantor hereby agrees with Landlord that this Guaranty is unconditional and irrevocable, and that Guarantor hereby waives (a) notice of the acceptance of this Guaranty by Landlord, (b) notice of default, demand or of non-payment of rent or any other monetary obligation, (c) the right to require Landlord first to proceed against Tenant prior to proceeding against Guarantor for enforcement of its or his obligation under this Guaranty and (d) notice of any amendment or modification of the said Lease or any of the provisions contained therein including any amounts due thereunder. Guarantor further agrees that the validity of this Guaranty and its or his obligations hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any rights or remedies reserved to Landlord pursuant to the terms of said Lease. Guarantor further agrees that this Guaranty will continue in full force and effect and remain unchanged by any bankruptcy, reorganization or insolvency of Tenant or any successor or assignee of Tenant, or by any disaffirmance, rejection or abandonment by a trustee of Tenant.

     The use of the singular shall include the plural if the sense requires and if more than one individual or entity signs this instrument the liability of each signing party shall be joint and several liability.

     This Guaranty shall be binding on Guarantor, its or his successors, assigns and legal representatives and for the benefit of Landlord, its successors, assigns and legal representatives.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on this ........ day of ....... 19...

                                                  Frank S. Caruso
                                                (Name of Guarantor)

                                                 /s/
                                                -------------------------------

                  (Acknowledgment of Guarantor if Individual)


STATE OF .................)

                                }  ss.

COUNTY OF.................)


     On this...9.... day of ...January, .... 1997, before me personally came
 ........Frank Caruso......... to me personally known, who being by me duly sworn, did depose and say that he resides at .....207 Woodruff Avenue, Syracuse,
NY 13203...... and who acknowledges that he executed the within Guaranty of
Lease as Guarantor.


                                         /s/ Kristen Fiorito
                                         --------------------------------------
                                              (Notary Public)

                                   EXHIBIT F

                         STIPULATION OF TERM OF LEASE


     AGREEMENT, made this ___ day of _________________, 2000, by and between the following parties Landlord Railroad Street Partnership, a partnership organized and existing under the laws of the State of New York with principal address at P.O. Box 865, Syracuse, New York 13201, hereinafter referred to as the "Landlord", and


     Tenant,

a corporation/partnership/individual(s) (cross out whichever do not apply) organized and existing under the laws of the State of _____________ with principal office at or residence at:


 ...............................................................................
                                (Street Address)

 ...............................................................................
(City or Town)            (County)                (State)                 (Zip)

herein referred to as the "Tenant".

     WHEREAS, Landlord and Tenant have entered into a Lease dated the .........
day of ......, 19.. relating to Premises containing approximately square feet in the

                            Salina Place Building

located at 205-213 South Salina Street, Syracuse, New York as more fully described in said Lease; and

     WHEREAS, Landlord and Tenant now desire to stipulate and agree to the Term Commencement Date and termination date of said Lease,

     NOW THEREFORE, it is hereby mutually stipulated and agreed by the parties hereto that the Term Commencement Date under the aforesaid Lease is the ....day of ....... 19.. and that the term expires on the day of, 19... It is further agreed and stipulated by Tenant that Tenant has accepted or does hereby accept the Premises referred to in said Lease for occupancy, that Tenant has entered into possession of the said Premises and that the rents under the said Lease have become fully effective without offset or defense of any kind.

     IN WITNESS WHEREOF, the parties hereto have executed this Stipulation of Term of Lease on the date first above written.


                                    RAILROAD STREET PARTNERSHIP
                                          (Name of Landlord)

                               By__________________________________
                                              (Partner)

                               By__________________________________
                                          (Name of Tenant)

                               By__________________________________
                                               (Title)

                         (Acknowledgment of Landlord)


STATE OF NEW YORK).)

                          }  ss.

COUNTY OF ONONDAGA  ))


     On this ...... day of ..........., 19.. before me personally came
 ..........., to me personally known, who being by me duly sworn, did depose and say that he resides at ................... that he is a Partner of RAILROAD
STREET PARTNERSHIP, that he is known to me to be one of the Partners of such Partnership that executed the within Stipulation of Term of Lease as Landlord and acknowledged to me that he executed the same on behalf of and in the name of such Partnership.


                                                   ________________________.
                                                        (Notary Public)


                   (Acknowledgment of Tenant if Corporation)


STATE OF .................... )

                                    }  ss.

COUNTY OF ................... )


     On this ............... day of ........., 19.. before me personally came
 ..............., to me personally known, who being by me duly sworn, did depose and say that he resides in ............. that he is the ................. of
 ...............the corporation described in, and which executed the within
Stipulation of Term of Lease as Tenant, that knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                   ________________________.
                                                        (Notary Public)

                   (Acknowledgment of Tenant if Partnership)


STATE OF .................... )

                                         }  ss.


COUNTY OF ................... )



     On this ............ day of ............., 19.. before me personally came
 ................, to me personally known, who being by me duly sworn, did depose and say that he resides at ................ that he is a Partner of ............
 ............. that he is known to be one of the partners of the Partnership that executed the within Stipulation of Term of Lease as Tenant and acknowledged to me that he executed the same on behalf of and in the name of such Partnership.


                                                   ________________________.
                                                        (Notary Public)


                   (Acknowledgment of Tenant if Individual)


STATE OF ..................... )

                                     }  ss.

COUNTY OF .................... )


     On this ............... day of ........................, 19.. before me personally came ..............., to me personally known, who being by me duly sworn, did depose and say that he resides at ................. and who acknowledges that he executed the within Stipulation of Term of Lease.

                                                   ________________________.
                                                        (Notary Public)